June 2023

Dear Valued Shareholder:

At New York Life Investments, we continually evaluate our product suite to ensure that we are providing our clients with compelling investment solutions. On occasion, we may determine that certain changes will benefit a Fund’s shareholders. With this in mind, the MainStay Board of Trustees recently approved the reorganization of MainStay MacKay International Equity Fund into MainStay PineStone International Equity Fund, subject to the approval of Fund shareholders. The anticipated reorganization would be effective on or about September 11, 2023.

MainStay PineStone International Equity Fund will have a similar investment objective of long-term growth of capital. While both strategies employ a bottom-up, fundamental analysis driven investment processes seeking to invest in equity securities of non-U.S. domiciled companies, PineStone’s approach is focused on seeking a smaller number of high-quality companies with strong management teams, sound corporate governance and a history of stable profit margins.

PineStone Asset Management Inc. (formerly StonePine Asset Management Inc.) is a specialist quality and growth-oriented equity manager singularly focused on investing in what they believe to be the highest quality companies worldwide and owning them for the long term. The senior members of the investment team have worked together since 2009.

With PineStone’s strong capabilities and track record in managing growth-oriented international equity portfolios, we believe that reorganizing MainStay MacKay International Equity Fund into MainStay PineStone International Equity Fund is in the best interests of shareholders for several reasons:

● Foreign Large Growth Exposure – Shareholders will continue to obtain exposure to foreign large growth equity securities that seek to generate strong free cash flows and meaningful return on invested capital to compound shareholder wealth over the long-term.

● Lower Management Fees – The MainStay PineStone International Equity Fund’s management fee will be 0.80%, compared to the MainStay MacKay International Equity Fund’s management fee of 0.89%. New York Life Investment Management will limit the Fund’s total net expense ratio for Class A, Class I, Class C, Investor Class, Class R1, Class R2, Class R3 shares, and Class R6 shares to 1.20%, 0.85%, 2.29%, 1.54%, 1.05%, 1.30%, 1.55%, and 0.80%, respectively*.

● Potential for Improved Performance and Lower Volatility.

Further details about the reorganization can be found in the enclosed prospectus supplement and proxy statement. Shareholders should review these materials carefully.

If you have any questions, please speak with your financial professional. You may also call 800- 624-6782, option 2, Monday through Friday, 8:30 a.m. to 5:00 p.m. eastern time. For more information about MainStay Funds, please visit our website at newyorklifeinvestments.com.

We thank you for investing with New York Life Investments and look forward to serving you for many years to come.

/s/Kirk c. Lehneis
Kirk C. Lehneis
President
MainStay Funds

*Contractual fee waiver and/or expense limitation agreements in effect through 2/28/28, without which total returns would be lower. These agreements renew automatically for one-year terms unless written notice is provided prior to the start of the next term or upon approval of the Board. Gross expense ratios for Class A, Class I, Class C, Investor Class, Class R1, Class R2, Class R3, and Class R6 shares are projected to be 1.32%, 1.07%, 2.38%, 1.63%, 1.17%, 1.42%, 1.67%, and 0.91%, respectively.

About Risk

There is no assurance that the Funds’ objectives will be met. All investments are subject to risk and will fluctuate. Diversification does not ensure a profit or protect against a loss in a declining market.

PineStone Asset Management is not affiliated with New York Life Investment Management LLC.

For more information about MainStay Funds,® call 800-624-6782 for a prospectus or summary prospectus. Investors are asked to consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus or summary prospectus contains this and other information about the investment company. Please read the prospectus or summary prospectus carefully before investing.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC, and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.